HARTFORD LIFE INSURANCE COMPANY
POWER OF ATTORNEY
Brion S. Johnson
as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and Jonathan Hatch, individually, to sign as his agent on this registration statement and any and all initial filings filed on October 31, 2016 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of October 31, 2016
Brion S. Johnson

HARTFORD LIFE INSURANCE COMPANY
POWER OF ATTORNEY
Matthew J. Poznar
as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and Jonathan Hatch, individually, to sign as his agent on this registration statement and any and all initial filings filed on October 31, 2016 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of October 31, 2016
Matthew J. Poznar

HARTFORD LIFE INSURANCE COMPANY
POWER OF ATTORNEY
Robert W. Paiano
as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and Jonathan Hatch, individually, to sign as his agent on this registration statement and any and all initial filings filed on October 31, 2016 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Paiano	Dated as of October 31, 2016
Robert W. Paiano

HARTFORD LIFE INSURANCE COMPANY
POWER OF ATTORNEY
Peter F. Sannizzaro
as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and Jonathan Hatch, individually, to sign as his agent on this registration statement and any and all initial filings filed on October 31, 2016 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of October 31, 2016
Peter F. Sannizzaro